UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 1, 2025

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b) Departure of Certain Officers

On December 1, 2025, Nate Jorgensen, Chief Executive Officer of Boise Cascade Company ("Boise Cascade" or the "Company"), notified the Company of his retirement as CEO, effective March 2, 2026. Mr. Jorgensen will continue to serve as a member of the Company’s Board of Directors.

Item 5.02(c) Appointment of Certain Officers

On December 4, 2025, Boise Cascade issued a press release announcing that on December 1, 2025, the Board of Boise Cascade elected Jeff Strom, age 58, as Chief Executive Officer (CEO) of the Company, with an effective date of March 3, 2026. Mr. Strom became Chief Operating Officer (COO) in January 2025. His previous positions with the Company’s Building Materials Distribution business include Executive Vice President, from March 2021 to January 2025; and Vice President and General Manager for the Eastern Region, from January 2020 through March 2021. Mr. Strom received a bachelor’s degree in management from the Georgia Institute of Technology. There are no arrangements or understandings pursuant to which Mr. Strom was selected, or family relationships or transactions with related parties, that require disclosure.

In connection with his election as CEO, on December 1, 2025, the Compensation Committee of the Board of Directors approved Mr. Strom's annual base salary of $975,000 and an annual short-term incentive target of 120%, with an effective date of March 3, 2026. Mr. Strom’s severance agreement, dated as of August 15, 2022, remains effective, a form of which is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed October 31, 2022.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Boise Cascade Company Press Release, dated December 4, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Senior Vice President, General Counsel & Corporate Secretary
Date: December 4, 2025